Commitments	3 Months Ended
Mar. 31, 2023
Commitments

9. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	9,224
1 - 3 years	1,982
4 - 5 years	29
More than 5 years	-
11,235

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $38,912 upon achieving certain sales volumes, regulatory or other milestones related to specific products.